Loans Payable - Schedule of Aggregate Loan Principal Payments on Long-term Loans and Borrowings (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Debt Disclosure [Abstract]
Long-term loans, current portion	¥ 83,720	$ 12,177	¥ 10,000
Non-current loan	644,169	93,690	¥ 284,000
Long-term Debt	¥ 727,889	$ 105,867